EXHIBIT 99.1

COSTA INC. ANNOUNCES RECORD DATE FOR SPECIAL MEETING IN
CONNECTION WITH MERGER

Lincoln, RI – Dec. 13, 2013 (GLOBE NEWSWIRE) – Costa Inc. (Nasdaq: ATX) today announced that it has established the close of business on December 17, 2013 as the record date for its special meeting of shareholders to consider and vote on, among other things, the merger of GWH Acquisition Sub Inc. (“Merger Sub”), a wholly-owned subsidiary of Essilor International SA (“Essilor”), with and into Costa Inc., and the other transactions contemplated by the previously announced merger agreement, dated as of November 7, 2013, among Costa Inc., Essilor and Merger Sub.

Costa expects to establish the special meeting date and file with the Securities and Exchange Commission (the “SEC”) definitive proxy materials related to the proposed merger as soon as reasonably practicable.

Completion of the merger remains subject to approval by Costa’s shareholders and satisfaction or waiver of certain other conditions.

About Costa Inc.

Costa Inc. owns and manages the Costa and Native Eyewear brands.  Known best for its premium sport sunglasses tailored to those sports enthusiasts who play on the water, the Costa Brand is rapidly expanding into prescription sunglasses and sports apparel.  Likewise, the Native Eyewear brand is becoming the brand of choice for mountain locals and those who aspire to the mountain way of life.  Costa Inc. is the successor company of A.T. Cross.  For more information, visit the Costa Inc. website at www.costabrands.com.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval.  In connection with the proposed transaction, Costa Inc. filed a preliminary proxy statement with the SEC on December 6, 2013, and will file with the SEC and mail or otherwise provide to its shareholders other relevant materials (including a definitive proxy statement).  BEFORE MAKING ANY VOTING DECISION, COSTA’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and shareholders may obtain a free copy of the proxy statement and other documents that Costa Inc. files with the SEC (when available) from the SEC’s website at www.sec.gov and Costa Inc.’s website at www.costabrands.com. In addition, the proxy statement and other documents filed by Costa Inc. with the SEC (when available) may be obtained from Costa free of charge by directing a request to Costa Inc., Attn: Corporate Secretary, 24 Albion Road, Suite 330, Lincoln, Rhode Island, (401) 335-3925.

Participants in Solicitation

Costa Inc. and its directors and executive officers and certain other members of management may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the proposed merger. Information concerning such participants is set forth in the proxy statement for Costa Inc.’s 2013 annual meeting of shareholders, which was filed with the SEC on Schedule 14A on March 27, 2013.  Additional information regarding the interests of such participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement to be filed by Costa Inc. with the SEC. Costa Inc.’s press releases and other information about Costa Inc. are available at Costa Inc.’s website at www.costabrands.com.

Forward-Looking Statements

Statements in this press release that are not statements of historical fact or that express our confidence, expectations, objectives, intentions, plans, or strategies or that are about the merger, or otherwise anticipate the future, are forward-looking statements. These forward-looking statements are not guarantees of future performance, and they are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Forward-looking statements contained in this press release speak only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact:	Company Contact: Kevin F. Mahoney Senior Vice President, Finance and Chief Financial Officer 401-335-3918
Investor Relations: Dave Mossberg Three Part Advisors, LLC 817-310-0051

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